UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 7, 2023

Aspira Women’s Health Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34810	33-0595156
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12117 Bee Caves Road, Building III, Suite 100, Austin, Texas	78738
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (512) 519-0400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	AWH	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 3, 2023, Dr. Ryan Phan, the Chief Scientific and Operating Officer of Aspira Women’s Health Inc., (the “Company), notified the Company that he will resign from these roles with the Company effective September 15, 2023. Effective September 16, 2023, Dr. Phan will transition to an advisory role at the Company, pursuant to an amended consulting agreement, dated September 7, 2023, (the “Agreement”), between Dr. Phan and the Company.

Under the Agreement, Dr. Phan will provide the Company with advice on clinical and scientific programs, as well as on regulatory requirements for clinical lab regulations. He will also continue to serve as the Company’s lab medical director through January 15, 2024. Under the Consulting Agreement, Dr. Phan will be entitled to receive $20,000 per month, prorated for partial months.

In addition, the Consulting agreement also provides that (i) options granted during Dr. Phan’s service to the Company, including during the time period during which he is performing services for the Company under the Consulting Agreement, will accrue and vest through January 15, 2024 and (ii) Dr. Phan will have until September 15, 2025 to exercise any vested options.

The foregoing description of the Consulting Agreement is qualified in its entirety by reference to the full text of the Amended Consulting Agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
10.1	Amended Consulting Agreement between Aspira Women’s Health Inc. and NuPath, LLC
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASPIRA WOMEN’S HEALTH INC.

Date: September 12, 2023By: /s/ Torsten Hombeck

Torsten Hombeck

Chief Financial Officer